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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:         10-Dec-99
Remittance Date:            15-Dec-99
Month End Date:             30-Nov-99


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
     (a)      Class I A Distribution Amount                                                                           5,344,730.26
     (b)      Class I A Distribution Principal                                                                        2,927,359.60
                          Scheduled Payments of Principal                                           594,262.44
                          Partial Prepayments                                                       244,487.48
                          Scheduled Principal Balance Principal Prepayment in Full                  851,514.01
                          Scheduled Principal Balance Liquidated Contracts                        1,237,095.67
                          Scheduled Principal Balance Repurchases                                         0.00

     (c)      Class I A Interest Distribution                                                                         2,417,370.66
              Class I A Interest Shortfall                                                                                    0.00

     (d)      Class I A Remaining Certificate Balance                                                               434,276,075.35
              Class II A Remaining Certificate Balance                                                              219,523,890.08

     (e)      Class II A Distribution Amount                                                                          3,389,703.72
     (f)      Class II A Distribution Principal                                                                       2,281,140.66
                          Scheduled Payments of Principal                                           232,813.18
                          Partial Prepayments                                                       141,989.40
                          Scheduled Principal Balance Principal Prepayment in Full                1,197,734.04
                          Scheduled Principal Balance Liquidated Contracts                          708,604.04
                          Scheduled Principal Balance Repurchases                                         0.00

     (g)      Class II A Interest Distribution                                                                        1,108,563.06
              Class II A Interest Shortfall                                                                                   0.00

     (h)      Class I A Pass Through Rate                                                                                 6.635000%
              Class II A Pass Through Rate                                                                                5.997500%

     (i)      Monthly Servicing Fee Class I A                                                                           364,336.20
              Monthly Servicing Fee Class II A                                                                          184,837.53

     (j)      Delinquency                                                                    # of Contracts        Prin. Balance
                                                                                        ------------------------------------------

                          a)  One Monthly Payment Delinquent                                    354                  12,772,522.91
                          b)  Two Monthly Payments                                               99                   3,695,537.71
                          c)  Three or more Monthly Payments                                    120                   5,681,052.12
                                                                                        ------------              ----------------
                                                                                                573                  22,149,112.74
                                                                                        ============              ================


     (k)      Repurchased Contracts                                                          # of Contracts       Repurchase Price
                                                                                        ------------------------------------------
              (see attached)                       Total Repurchases                              0                           0.00
                                                                                        ============              ================


     (l)      Repossessions or Foreclosures                                                Number                   Actual Balance
                                                                                        ------------              ----------------
                                                                      BOP Repossessions         228               $   8,718,542.10
                                                                Plus Repossessions this         113                   3,917,975.85
                                                                                  Month
                                                                      Less Liquidations         (63)                 (2,034,336.29)
                                                                                        ------------              ----------------
                                                                      EOP Repossessions         278               $  10,602,181.66
                                                                                        ============              ================

     (m)      Group I Enhancement Payment                                                                                     0.00
              Group II Enhancement Payment                                                                                    0.00

     (n)      Monthly Advance Group I                                                                                   225,765.80
              Outstanding Amount Advanced Group I                                                                     1,108,980.66
              Monthly Advance Group II                                                                                   49,951.33
              Outstanding Amount Advanced Group II                                                                      474,525.31

     (o)      Group I Deposit to Special Account/ (Group I Withdrawal from Special Account)                                   0.00
              Group II Deposit to Special Account/ (Group II Withdrawal from Special Account)                                 0.00

     (p)      Amount Distributed to Class R Certificateholders                                                                0.00

     (q)      Net Weighted Average Contract Rate Group I                                                                      9.46%
              Net Weighted Average Contract Rate Group II                                                                     9.04%

     (r)      Group I Pool Principal Balance percentage                                                                  90.857665%
              Group II Pool Principal Balance percentage                                                                 87.897870%

     (s)      Aggregate Deficiency Amounts                                                                               26,553.22
              Servicer Deficiency Amounts received                                                                        9,293.63

     (t)      Net Funds Carryover Amount paid to Class II A Certificateholders                                                0.00
              Net Funds Carryover Amount remaining                                                                            0.00
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